EXHIBIT 10.21
                                  -------------

                             FORM OF REVOLVING NOTE
                             ----------------------

                                 PROMISSORY NOTE
                                 ---------------

$                                                                July     , 1998
 -------------------

         FOR VALUE RECEIVED, the undersigned, MONARCH PROPERTIES, LP, a Delaware limited partnership ("Borrower") promises to pay to the order of [Name of Lender] (the "Lender"), the lesser of the principal sum of [LENDER'S COMMITMENT] ($____________), or so much thereof as may have been advanced by Lender from time to time, and not repaid, on the dates and at the time set forth in the Credit Agreement, together with interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. All payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of SouthTrust Bank, National Association, as Agent, 420 North 20th Street, Birmingham, Alabama 35203, Attention: Specialized Health Care Lending, or at such other place or places and to such account or accounts as the Agent may direct from time to time by notice to the Borrower in accordance with the Credit Agreement.

         This Note is one of the Revolving Notes referred to in and is issued pursuant to the Credit Agreement dated July , 1998, by and among the Borrower, MP Operating, Inc. and Monarch Properties, Inc., as Guarantors, SouthTrust Bank, National Association, as Agent, and the lenders parties thereto as Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Reference is hereby made to the Credit Agreement for a statement of the terms and conditions governing this Note, including those related to voluntary and mandatory prepayment of this Note and acceleration of the maturity hereof. Capitalized terms used in this Note and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         The date and amount of, and the Interest Period for, each type of Loan (i.e., Floating Rate or LIBOR Rate Loan), evidenced by this Note, each payment and prepayment made on account of principal of each such Loan and each payment of interest on each such Loan shall be recorded by Lender on its books, and such books shall be presumed to be correct and accurate absent manifest error. Failure by Lender to make such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder.

         In no event shall the amount of interest due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or inadvertently received by Lender or Agent, then such excess sum shall be credited as a payment of principal, unless Lender elects to have such excess sum refunded to Borrower forthwith, which refund Borrower hereby agrees to accept. It is the express intent hereof that Borrower not pay and Lender or Agent not receive, directly or indirectly, interest in excess of that which may be legally paid by Borrower under applicable law.

         With respect to the amounts due under this Note, Borrower waives the following to the fullest extent permitted by law:

                  (1) All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

                  (2) Demand, presentment, protest, notice of dishonor, notice of non-payment, diligence in collection, and all other requirements necessary to charge or hold the Borrower liable on any obligations hereunder; and

                  (3)  Any  further  receipt  for  or   acknowledgment   of  any
         collateral now or hereafter deposited as security for the obligations hereunder.

         Lender shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver of any kind shall be valid unless in writing and signed by Lender. All rights and remedies of Lender under the terms of this Note and applicable statutes or rules of law shall be cumulative and may be exercised successively or concurrently. Borrower agrees that, as of the date hereof, and as of the date of each Advance, there are no defenses, equities, or setoffs with respect to the obligations set forth herein.

         The obligations of Borrower hereunder shall be binding upon and enforceable against Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

         Any provision in this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. BORROWER ACKNOWLEDGES THAT THIS NOTE IS BEING HELD IN THE STATE OF ALABAMA AND THAT BORROWER HAS SUFFICIENT MINIMUM CONTACTS WITH THE STATE OF ALABAMA FOR PURPOSES OF CONFERRING JURISDICTION ON THE FEDERAL AND STATE COURTS PRESIDING IN JEFFERSON COUNTY, ALABAMA, AND BORROWER CONSENTS TO THE JURISDICTION OF SUCH FEDERAL AND STATE COURTS IN ANY ACTION INVOLVING THE RIGHTS AND OBLIGATIONS OF BORROWER AND LENDER PURSUANT TO THIS NOTE.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS NOTE OR THE INDEBTEDNESS

EVIDENCED HEREBY, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE INDEBTEDNESS EVIDENCED HEREBY OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the undersigned Borrower has caused this instrument to be properly executed and delivered as of the day and year first above written.

                                            MONARCH PROPERTIES, LP,
                                            a Delaware limited partnership

                                            By:   MP Operating, Inc.,
                                                  a Delaware corporation

                                                  By:
                                                     ------------------------
                                                     Douglas Listman
                                                     Its Chief Financial Officer



                                       3